Exhibit 10.3
THIRD AMENDMENT TO CREDIT AGREEMENT AND JOINDER
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND JOINDER (this “Amendment”), dated as of April 1, 2011 (the “Effective Date”), is entered into by and among PARKER DRILLING COMPANY, a Delaware corporation (the “Borrower”), each lender from time to time party to the Credit Agreement defined below (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders, the L/C Issuers, the Administrative Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of May 15, 2008, by and among the Borrower, the Lenders, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent (as may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”); and
     WHEREAS, the Borrower requested an increase in the Term Loan Facility pursuant to Section 2.15 of the Credit Agreement, in the amount of $50,000,000, with a Term Loan Increase Effective Date of April 1, 2011;
     WHEREAS, certain Lenders have agreed to increase their Term Loans and Barclays Bank PLC has agreed to provide a Term Loan;
     WHEREAS, upon an increase in the Term Loans pursuant to Section 2.15 of the Credit Agreement, as provided in Section 2.15(d) of the Credit Agreement, the amortization schedule in Section 2.07(a) of the Credit Agreement is to be amended and such amendment can be signed by the Administrative Agent on behalf of the Lenders;
     WHEREAS, the Borrower and the Administrative Agent (on behalf of itself and the Lenders) are entering into this Amendment to so amend such Section 2.07(a) of the Credit Agreement and Barclays Bank PLC is entering into this amendment to evidence its joinder as a Lender under the Credit Agreement;
     NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
     SECTION 2. Amendment of Section 2.07(a) and Schedule 2.01 of the Credit Agreement.
     (a) Section 2.07(a) of the Credit Agreement is hereby amended by deleting it and replacing it in its entirety with the following:

Amendment to Credit Agreement
     “(a) Term Loans. The Borrower shall repay to the Term Loan Lenders the aggregate principal amount of all Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

Date	Amount
September 30, 2009	$3,000,000
December 31, 2009	$3,000,000
March 31, 2010	$3,000,000
June 30, 2010	$3,000,000
September 30, 2010	$3,000,000
December 31, 2010	$3,000,000
March 31, 2011	$3,000,000
June 30, 2011	$6,000,000
September 30, 2011	$6,000,000
December 31, 2011	$6,000,000
March 31, 2012	$6,000,000
June 30, 2012	$6,000,000
September 30, 2012	$6,000,000
December 31, 2012	$6,000,000
March 31, 2013	$6,000,000
Maturity Date	$31,000,000
provided, however, that the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date for the Term Loan Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date; provided, further, that if the aggregate of all Term Loan Borrowings is in an amount less than $50,000,000, then the amount of the scheduled repayments to be made, commencing with the payment scheduled on September 30, 2009, shall be deemed reduced pro rata by an aggregate amount equal to the difference of $50,000,000 minus the aggregate principal amount of all Term Loan Borrowings.”
     (b) Schedule 2.01 of the Credit Agreement is hereby amended by deleting it and replacing it in its entirety with the Schedule 2.01 attached hereto as Annex I.
     SECTION 3. Joinder by Barclays Bank PLC. By its signature below, Barclays Bank PLC hereby confirms its agreement to join as a Lender under the Credit Agreement with a $10,000,000 Term Loan Commitment and (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, shall have the obligations of a Lender thereunder, and it has, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender or L/C Issuer and based on such documents and information as it has

Amendment to Credit Agreement
deemed appropriate, made its own credit analysis and decision to enter into this Amendment and became a Lender under the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender or L/C Issuer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.
     SECTION 4. Representations and Warranties, Etc. To induce the Lenders and L/C Issuers to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, each L/C Issuer and the Lenders that as of the date hereof:
     (a) each of the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct in all material respects on and as of such earlier date;
     (b) the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of the Borrower;
     (c) the Credit Agreement, this Amendment and each other Loan Document constitute valid and legally binding agreements enforceable against each Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
     (d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents, both before and after giving effect to this Amendment.
     SECTION 5. Ratification.
     (a) The Borrower hereby ratifies and confirms, as of the Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (ii) all of the Obligations under the Credit Agreement and the other Loan Documents. This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.
     (b) Each of the undersigned Subsidiary Guarantors hereby (i) agrees that all references in the Subsidiary Guaranty Agreement to the Credit Agreement includes a reference to the Credit Agreement, as amended hereby, and as it may be further amended modified, supplemented or amended and restated from time to time, (ii) confirms, affirms and ratifies the Subsidiary Guaranty Agreement and its obligations thereunder in all respects, and (iii) represents and warrants that its execution and delivery of this Amendment has been duly authorized by all necessary organizational action and that this

Amendment to Credit Agreement
Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (c) Each of the Loan Parties hereby, with respect to each Collateral Document to which such Loan Party is a party, (i) agrees that all references in each Collateral Document to the Credit Agreement includes a reference to the Credit Agreement, as amended hereby, and as it may be further amended modified, supplemented or amended and restated from time to time, (ii) confirms, affirms and ratifies each Collateral Document and its obligations thereunder in all respects and (iii) ratifies and affirms each grant of a security interest in the Collateral, as specified in each applicable Collateral Document.
     SECTION 6. Effectiveness. This Amendment shall become effective as of the Effective Date when all of the conditions set forth in this Section have been satisfied.
     (a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and Barclays Bank PLC; and
     (b) The Administrative Agent shall have received (i) all reasonable out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents (including the fees, charges and disbursements of counsel to the Administrative Agent), (ii) all other fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, in each case under either clause (i) or (ii) above, to the extent then invoiced, and (iii) all upfront fees due to Barclays Bank PLC and any other Lender in connection with an increase in such Lender’s Commitment; and
     (c) Barclays Bank PLC shall have received all documentation and other information that Barclays Bank PLC has requested in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
     SECTION 7. Governing Law; Severability; Integration. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 10.14(b),

Amendment to Credit Agreement
Section 10.14(d) and Section 10.15 of the Credit Agreement are incorporated by reference herein with the same force and effect as if set forth herein in their entirety.
     SECTION 8. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.
     SECTION 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.
     SECTION 10. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent, the L/C Issuers, the Syndication Agent, the Documentation Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.
     SECTION 11. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of Page Left Intentionally Blank]

Amendment to Credit Agreement
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Borrower PARKER DRILLING COMPANY
By:	/s/ W. Kirk Brassfield
	Name:	W. Kirk Brassfield
	Title:	Senior Vice President and Chief Financial Officer

Amendment to Credit Agreement

Subsidiary Guarantors
ANACHORETA, INC., a Nevada corporation
PARDRIL, INC., an Oklahoma corporation
PARKER AVIATION INC., an Oklahoma corporation
PARKER DRILLING ARCTIC OPERATING, INC., a Delaware corporation
PARKER DRILLING COMPANY NORTH AMERICA, INC., a Nevada corporation
PARKER DRILLING COMPANY OF NIGER, an Oklahoma corporation
PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED, an Oklahoma corporation
PARKER DRILLING COMPANY OF SOUTH AMERICA, INC., an Oklahoma corporation
PARKER DRILLING OFFSHORE CORPORATION, a Nevada corporation
PARKER DRILLING OFFSHORE USA, L.L.C., an Oklahoma limited liability company
PARKER NORTH AMERICA OPERATIONS, INC., a Nevada corporation
PARKER TECHNOLOGY, INC., an Oklahoma corporation
PARKER TECHNOLOGY, L.L.C.,a Louisiana limited liability company
PARKER TOOLS, LLC, an Oklahoma limited liability company
PARKER USA RESOURCES, LLC, an Oklahoma limited liability company
PARKER-VSE, LLC, a Nevada limited liability company
QUAIL USA, LLC, an Oklahoma limited liability company

By:	/s/ David W. Tucker
David W. Tucker
Vice President and Treasurer

Amendment to Credit Agreement

PARKER DRILLING MANAGEMENT SERVICES, INC., a Nevada corporation
By:	/s/ David W. Tucker
David W. Tucker
President

PD MANAGEMENT RESOURCES, L.P., an Oklahoma limited partnership
By:	Parker Drilling Management Services, Inc., its General Partner

By:	/s/ David W. Tucker
David W. Tucker
President

QUAIL TOOLS, L.P., an Oklahoma limited partnership
By:	Quail USA, LLC, its General Partner

By:	/s/ David W. Tucker
David W. Tucker
Vice President and Treasurer

Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent on behalf of itself and on behalf of the Lenders
By:	/s/ Shelley A. McGregor
	Name:	Shelley A. McGregor
	Title:	Senior Vice President

Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender
By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

ANNEX I
SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

				Term Loan	Revolving Credit
	Term Loan		Revolving Credit	Applicable	Applicable
Lender	Commitment		Commitment	Percentage	Percentage
Bank of America	$10,792,307.77		$10,461,538.00	13.661149082%	13.076922500%
Royal Bank of Scotland plc	$10,792,307.77		$10,461,538.00	13.661149082%	13.076922500%
Wells Fargo Bank	$8,123,076.86		$8,615,385.00	10.282375768%	10.769231250%
Whitney National Bank	$9,123,076.86		$8,615,385.00	11.548198553%	10.769231250%
Caterpillar Financial	$3,123,076.86		$8,615,385.00	3.953261844%	10.769231250%
Trustmark National Bank	$2,230,769.26		$6,153,846.00	2.823758552%	7.692307500%
HSBC Bank USA National	$2,230,769.26		$6,153,846.00	2.823758552%	7.692307500%
Natixis	$9,623,076.86		$8,615,385.00	12.181109945%	10.769231250%
Northrim Bank	$7,230,769.26		$6,153,846.00	9.152872476%	7.692307500%
Deutsche Bank AG	$5,730,769.26		$6,153,846.00	7.254138299%	7.692307500%
Barclays	$10,000,000.00		$0.00	12.658227848%	0.000000000%

Total	$79,000,000.00	*	$80,000,000.00	100.000000000%	100.000000000%

*	Giving effect to payments of principal of the Term Loans prior to the effective date of the Third Amendment.
Annex I